SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               ------------------


                                   FORM 8 - K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: June 18, 2003
                        (Date of earliest event reported)

                                  SofTech, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)

      Massachusetts                    0-10665                 #04-2453033
   ------------------                   ----------          -----------------
 (State  or  other  jurisdiction    (Commission              (IRS Employer
      of Incorporation or           file number)         Identification Number)
        organization)

                      2 Highwood Drive, Tewksbury, MA 01876
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (978) 640-6222
                                 --------------
              (Registrant's telephone number, including area code)

Item  5.  Other  Events

On June 16, 2003, SofTech Acquisition Corporation ("SAC"), a wholly-owned subsidiary of SofTech, Inc., exercised its Stock Option to purchase 220,000 shares of Workgroup Technology Corporation ("WTC"). With this exercise, SAC owns 1,855,461 shares of WTC representing 90.02% of WTC's total outstanding shares.

On June 18, 2003, the SAC Board of Directors approved the merger of SAC with and into WTC, with WTC as the surviving corporation. Subsequent to that Board action, the Certificate of Ownership and Merger Merging SofTech Acquisition Corp., a Delaware Corporation with and into Workgroup Technology Corporation, a Delaware Corporation was filed with the Secretary of State of Delaware. Within 10 days, a mailing to WTC shareholders of record on June 18, 2003 will inform them as to their rights regarding tendering their shares for payment or dissenting to the valuation.

Concurrent with this filing, WTC will file a Form 15 with the Securities and Exchange Commission to terminate it registration under Section 12(g) of the Securities and Exchange Act of 1934.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SofTech,  Inc.



Date:  June  18,  2003                By:  /s/  Joseph  P.  Mullaney
                                   ---------------------------------
                                                Joseph  P.  Mullaney
                           President  and  Chief  Operating  Officer
                    (Principal  Financial  and  Accounting  Officer)